                                                                      EXHIBIT 21

                                SUBSIDIARIES OF
                             SARA LEE CORPORATION

     The following is a list of active subsidiary corporations of the Registrant. Subsidiaries which are inactive or exist solely to protect the business names, but conduct no business, have been omitted; such omitted subsidiaries considered in the aggregate do not constitute a significant subsidiary.

                             Domestic Subsidiaries
                             ---------------------

Name                                                  Place of Incorporation
----                                                  ----------------------
ARP LLC                                               Delaware

Bali Foundations, Inc.                                Delaware

Blue Bird Products, Inc.                              Michigan

Best Kosher Foods Corporation                         Illinois

Bryan Foods, Inc.                                     Delaware

Caribesock, Inc.                                      Delaware

Caribetex, Inc.                                       Delaware

Ceibena Del, Inc.                                     Delaware

Chock full o'Nuts Corporation                         New York

The Clear Lake Bakery, Inc.                           Delaware

Continental Coffee Products Company                   Delaware

Cooper Smith, Inc. (Specialty Baking Company;         Georgia
Smith's Bakery; Kern's Bakeries; American Bread
Company; Waldensian Bakeries)

Courtaulds Textiles America, Inc.                     Delaware

Courtaulds Textiles U.S., Inc.                        Delaware

DJW Incorporated                                      Kentucky

Earthgrains Baking Companies, Inc.                    Delaware

Earthgrains International Holdings, Inc.              Delaware

Earthgrains of West Virginia, L.L.C.                  Delaware
(Heiner's Bakery)

                                                                      EXHIBIT 21

Name                                                  Place of Incorporation
----                                                  ----------------------
Earthgrains Refrigerated Dough Products, L.P.         Texas

Eden Yarns, Inc.                                      Delaware

EGR Benefits Management, Inc.                         Delaware

EGR California Region Support Services, Inc.          California

EGR International, Inc.                               Delaware

EGR Resources, Inc.                                   Delaware

EGR Texas General Partner, Inc.                       Delaware

EGR Texas Limited Partner, Inc.                       Delaware

Grocers Baking Company (April Hill, Oven Fresh)       Michigan

Hanes Dominican Del, Inc.                             Delaware

Hanes Menswear, Inc.                                  Delaware

Hanes Puerto Rico, Inc.                               Delaware

Haw River Realty, Inc.                                Delaware

International Affiliates & Investment Inc.            Delaware

J.E. Morgan Knitting Mills, Inc.                      Pennsylvania

Liberty Fabrics, Inc.                                 Delaware

Metz Baking Company                                   Delaware

Metz Baking Company (Taystee)                         Iowa

Metz Holdings, Inc.                                   Delaware

Net Apparel LLC                                       Delaware

Nutri-metics International, Inc.                      Delaware

Pattern Co. Inc.                                      Delaware

Playtex Apparel, Inc.                                 Delaware

                                                                      EXHIBIT 21

Name                                                  Place of Incorporation
----                                                  ----------------------
Playtex Dorado Corporation                            Delaware

Playtex Marketing Corporation                         Delaware

Quikava Inc.                                          Massachusetts

Rice Hosiery Corporation                              North Carolina

Sara Lee Bakery Group, Inc. (fka The Earthgrains      Delaware
Company - see attached list of subsidiaries)

Sara Lee Business Services Center, L.L.C.             Maryland

Sara Lee Corporation Asia, Inc.                       Delaware

Sara Lee Equity, L.L.C.                               Delaware

Sara Lee French Funding Company L.L.C.                Delaware

Sara Lee French Investment Company, L.L.C.            Delaware

Sara Lee Fresh Inc.                                   Delaware

Sara Lee Global Finance, LLC                          Delaware

Sara Lee Champion Europe Inc.                         Delaware

Sara Lee International Corporation                    Delaware

Sara Lee International Finance Corporation            Delaware

Sara Lee International Funding Company L.L.C.         Delaware

Sara Lee International Investment L.L.C.              Delaware

Sara Lee Investments, Inc.                            Delaware

Sara Lee Japan KK Corporation                         Delaware

Sara Lee Sock Company                                 Delaware

Sara Lee - Kiwi Holdings, Inc.                        Delaware

Sara Lee U.K. Depositor L.L.C.                        Delaware

                                                                      EXHIBIT 21

Name                                                  Place of Incorporation
----                                                  ----------------------
Sara Lee U.K. Holdings, Inc.                          Delaware

Sara Lee U.K. Leasing L.L.C.                          Delaware

Saramar L.L.C.                                        Delaware

Seamless Textiles, Inc.                               Delaware

SL Outer Banks L.L.C.                                 Delaware

SLC Holding Company, Inc. (fka PYA, Inc.)             Delaware

SLC Leasing (Nevada)-II, Inc.                         Nevada

SLC Leasing (Wyoming), Inc.                           Wyoming

SLE, Inc.                                             Delaware

SLKP Sales, Inc.                                      Delaware

Smoky Hollow Foods, Inc.                              Delaware

Southern Belle, Inc.                                  Delaware

Southern Family Foods, L.L.C.                         Delaware

Southern Meat Distribution Company                    Delaware

Specialty Intimates Inc.                              Delaware

State Fair Foods, Inc.                                Texas

Superior Coffee & Foods, Inc.                         Illinois

Sweet Sue Kitchens, Inc.                              Alabama

Superior Tea and Coffee Company                       Illinois

The Harwood Companies, Inc.                           Delaware

UPCR, Inc.                                            Delaware

UPEL, Inc.                                            Delaware

Wechsler Coffee Corporation                           New York

                                                                      EXHIBIT 21

Name                                                  Place of Incorporation
----                                                  ----------------------
          Foreign Subsidiaries
          --------------------

2532-1571 Quebec, Inc.                                Quebec

3 DK Limited                                          London

A.P. Developments Limited                             Zambia

AB Fenom                                              Sweden

ABC Industrie S.A.                                    France

Abel Bonnex S.A.                                      France

ACP France S.A.R.L.                                   France

Actonbarn Limited                                     England

APD Chemicals Limited                                 United Kingdom

Agepal S.A.R.L.                                       Luxemburg

Al Ponte Prosciutti S.R.L.                            Italy

Allende Internacional, S. de R.L. de C.V.             Mexico

Amira S.A.                                            Netherlands

Aoste Argentina                                       Argentina

Aoste Belgique B.V.                                   Belgium

Aoste Espana S.A.                                     Spain

Aoste Exporte                                         France

Aoste Holding S.N.C.                                  France

Aoste Management S.A.                                 France

Aoste Schinken GmbH                                   Germany

Aoste, SNC                                            France

Arosa, S.A. de C.V.                                   Mexico

                                                                      EXHIBIT 21


Name                                                                       Place of Incorporation
----                                                                       ----------------------
Ashe Consumer Products Limited                                             United Kingdom

Ashe Limited                                                               United Kingdom

Asia Foods II Limited                                                      Mauritius

Ashe Pension Trustees Ltd.                                                 United Kingdom

Avroy Shlain Cosmetics (Pty) Ltd.                                          South Africa

Awiman SDNBHD                                                              Malaysia

Axa Alimentos Comercial, S. de R.L. de C.V.                                Mexico

Axa Alimentos Operaciones, S. de R.L. de C.V.                              Mexico

Axa Alimentos Servicios Comerciales, S. de R.L. de C.V.                    Mexico

Axa Alimentos, S. de R.L. de C.V.                                          Mexico

Bali Dominicana Inc. (fka Hanes Panama, Inc.)                              Panama

Balirny Douwe Egberts AS                                                   Czech Republic

Ballograf Bic Austria Vertriebs Ges. mbh                                   Austria

Bal-Mex S. de R.L. de C.V.                                                 Mexico

Bama International GmbH                                                    Germany

Bama Polska Spp zoo                                                        Poland

Beijing Creative Food Technologies Co. Ltd.                                China

Beleggingsmaatschappij Argona B.V.                                         Netherlands

Belgian Nur die Textile Company S.A.                                       Belgium

Bellrise Fashions Limited                                                  England

Bima Cosmetics (Pty.) Ltd.                                                 South Africa

                                                                      EXHIBIT 21

Name                                                                       Place of Incorporation
----                                                                       ----------------------
Bimbo, S.A.                                                                Spain

Bimbo France, S.A.R.L.                                                     France

Bimbo-Martinez Comercial, S.L.                                             Spain

Bimbo-Produtos Alimentares Socoedade Unipessoal, Limitada                  Portugal

Bobarmot Investments (Proprietary) Limited                                 South Africa

Body Wear Mexicana S.A. De C.V.                                            Mexico

Boers Meat Products B.V.                                                   Netherlands

Boers Vleeswaren B.V.                                                      Netherlands

Bolleria Gusten, S.L.                                                      Spain

Bravo S.A Coffee Roasters                                                  Greece

BV Trustkantoor Gestor (TP)                                                Netherlands

C.T. Compagerie SARL                                                       France

Cafe Do Ponto do Brasil Ltda.                                              Brazil

Caitlin Financial Corporation N.V.                                         Netherlands Antilles

Calixte Producteur                                                         France

Calzificio Lusso S.p.A.                                                    Italy

Canadelle Holding Corporation Limited                                      Canada

Canadelle L.P.                                                             Canada

Cape Hosiery Mills (Proprietary) Limited                                   South Africa

Cartex Manufacturera, S.A.                                                 Costa Rica

Casual Wear de Mexico, S.A. de C.V.                                        Mexico

Catdes, S.A.                                                               Canary Islands

Cavite Horizons Holdings, Inc.                                             Philippines

                                                                      EXHIBIT 21

Name                                                            Place of Incorporation
----                                                            ----------------------
Caytex, Inc.                                                    Cayman Islands

Caywear, Inc.                                                   Cayman Islands

CBI S.A.                                                        France

CH Laboratories (Sales) Ltd.                                    Ireland

CH Laboratories Pty. Ltd.                                       Australia

CH Property Holdings (NZ) Limited                               New Zealand

Champion Athletics, Ltd.                                        Hong Kong

Champion GmbH                                                   Germany

Champion Products, S. de R.L. de C.V.                           Mexico

Charcuterie des Hautes Terres S.A.                              France

Charter de Mexico, S.A. de C.V.                                 Mexico

Claremont Garments (Holdings) PLC                               England

Claremont Garments (Midlands) Limited                           England

Claremont Garments (South) Limited                              England

Claremont Garments Limited                                      England

Claremont Maroc S.A.                                            Morocco

Coabem Industria E Commercio Ltd                                Brazil

Cochonou                                                        France

CODEF Financial Services CV                                     Netherlands

Coffee Company B.V.                                             Netherlands

Coffee Times B.V.                                               Netherlands

Coffee Complete Limited                                         England & Wales

Coffenco International GmbH                                     Germany

                                                                      EXHIBIT 21


Name                                                            Place of Incorporation
----                                                            ----------------------
Cofico N.V.                                                     Netherlands Antilles

Collins & Aikman Automotive Fabrics Limited                     England

Columbus Swimwear Limited                                       England

Comercializadora Intercontinental S.A.                          Argentina

Compack Douwe Egberts Rt.                                       Hungary

Confecciones Champion, S.de R.L. de C.V.                        Mexico

Confecciones de El Pedregal Inc.                                Cayman Islands

Confecciones de El Pedregal S.A. de C.V                         El Salvador

Confecciones de Monclova, S. de R.L. de C.V.                    Mexico

Confecciones de Monterrey, S. de R.L. de C.V.                   Mexico

Confecciones de Nueva Rosita, S. de R. L. de C.V.               Mexico

Confecciones Sarthoise S.A.                                     France

Confecceiones Cuyo S.A.                                         Argentina

Confix S.r.l.                                                   Italy

Congelacion y Conservacion de Alimentos, S. de R.L. de C.V.     Mexico

Conoplex Insurance Company                                      Bermuda

Contex, S.A. de C.V.                                            El Salvador

Corporacion H.M., S.A. de C.V.                                  Mexico

Cortez, S.A.                                                    Honduras

Cosmetic Manufacturers (Ireland) Ltd.                           Ireland

Cosmetic Manufacturers (NZ) Ltd.                                New Zealand

Cosmetic Manufacturers Pty. Ltd.                                Australia

Courtaulds Automotive Products (S.A.) (Proprietary) Limited     South Africa

                                                                      EXHIBIT 21

Name                                                            Place of Incorporation
----                                                            ----------------------
Courtaulds Clothing (HK) Sales Limited                          Hong Kong

Courtaulds Clothing (Shenzhen) Limited                          Hong Kong

Courtaulds Clothing Brands Limited                              England & Wales

Courtaulds Clothing Lanka (Private) Limited                     Sri Lanka

Courtaulds Lingerie (SA) (PTY) Limited                          South Africa

Courtaulds Outerwear Maroc S.A.                                 Morocco

Courtaulds Textiles (Holdings) Limited                          England

Courtaulds Textiles Holding S.A.                                France

Courtaulds Textiles Immobiler SNC                               France

Courtaulds Textiles Investissements                             France

Courtaulds Textiles Investment Limited                          England

Courtaulds Textiles Participations                              France

Courtaulds Textiles PLC                                         England & Wales

Courtaulds Textiles Retail Limited                              England

Courtaulds Textiles Services                                    France

Courtaulds Troyes Manufacturer SAS                              France

Covesa N.V.                                                     Belgium

Cruz Verde Portugal - Productos de Consumo Lda.                 Portugal

D & H Cohen Limited                                             Scotland

DE (Portugal) Produtos Almentares Lda                           Portugal

DE Coffee Care B.V.                                             Netherlands

                                                                      EXHIBIT 21

Name                                                            Place of Incorporation
----                                                            ----------------------
DE Van Nelle Operating B.V.                                     Netherlands

DEA (Bermuda) Ltd.                                              Bermuda

Decaf B.V.                                                      Netherlands

Decaf Kampon, B.V.                                              Netherlands

Decem B.V.                                                      Netherlands

Decotrade A.G.                                                  Switzerland

DECS Global Network Mexicana, S.A. de C.V.                      Mexico

DECS Global Network Japan, Ltd.                                 Japan

DECS Global Network Korea Ltd.                                  Korea

DECS International Mexico, S.A. de C.V.                         Mexico

DEF Finance S.N.C.                                              France

DEF Holding S.N.C.                                              France

Defacto B.V.                                                    Netherlands

Defacto Deutschland GmbH                                        Germany

Defico N.V.                                                     Netherlands Antilles

Defin C.V.                                                      Netherlands

Del Castillo Transportes Ltda.                                  Uruguay

Delta- Galil Industries Ltd.                                    Israel

Delta Socks Ltd.                                                Israel

Delta Sporting Ltd.                                             Israel

Delta Textile (France) S.A.R.L.                                 France

Delta Textile (London) Ltd.                                     United Kingdom

Delta Textile GmbH                                              Germany

Delta Textile Management AG                                     Switzerland

                                                                      EXHIBIT 21

Name                                                            Place of Incorporation
----                                                            ----------------------
Delta Textile Marketing Ltd.                                    Israel

Delta Textiles Spain                                            Spain

Delta-Galil Luxembourg                                          Luxembourg

Delta-Galil Proprieties (1981) Ltd.                             Israel

Detrex Nederland B.V.                                           Netherlands

Difan S.A.M.                                                    Monaco

Dim Finance S.A.S.                                              France

Dim Rosy Textiles, Incorporated                                 Canada

Dim S.A.                                                        France

Dim-Rosy A/S                                                    Denmark

Dim-Rosy AB                                                     Sweden

Dim-Rosy AG                                                     Switzerland

Dim-Rosy Benelux N.V.                                           Belgium

Dim-Rosy Portugal Lda                                           Portugal

Dim-Rosy S.p.A.                                                 Italy

Dim-Rosy, Inc.                                                  Canada

Dimtex S.A.                                                     France

DISA S.N.C. (DISA)                                              France

Douwe Egberts Asia B.V.                                         Netherlands

Douwe Egberts (X) B.V.                                          Netherlands

Douwe Egberts (Y) B.V.                                          Netherlands

Douwe Egberts Coffee & Tea International B.V.                   Netherlands

Douwe Egberts Coffee Care B.V.                                  Netherlands

                                                                      EXHIBIT 21


Name                                                            Place of Incorporation
----                                                            ----------------------
Douwe Egberts Coffee Systems N.V.                               Belgium

Douwe Egberts Coffee Systems France S.N.C.                      France

Douwe Egberts Coffee Systems Global Network B.V.                Netherlands

Douwe Egberts Coffee Systems International B.V.                 Netherlands

Douwe Egberts Coffee Systems Limited                            England & Wales

Douwe Egberts Coffee Systems Nederland B.V.                     Netherlands

Douwe Egberts Coffee Systems Operating B. V.                    Netherlands

Douwe Egberts Coffee Treatment & Supply B.V.                    Netherlands

Douwe Egberts CTI Russia                                        Russia

Douwe Egberts Diensten B.V.                                     Netherlands

Douwe Egberts France S.N.C.                                     France

Douwe Egberts Holdings B.V.                                     Netherlands

Douwe Egberts Hungary Trading (Douwe Egberts Compack Kft)       Hungary

Douwe Egberts Kaffee System Vertrieb GmbH                       Austria

Douwe Egberts Kaffee Systeme GmbH & Co., K.G.                   Germany

Douwe Egberts Kaffee Systeme GmbH                               Germany

Douwe Egberts Limited (New Zealand)                             New Zealand

Douwe Egberts Nederland B.V.                                    Netherlands

Douwe Egberts Pty. Limited                                      Australia

Douwe Egberts Sigma B.V.                                        Netherlands

                                                                      EXHIBIT 21


Name                                                            Place of Incorporation
----                                                            ----------------------
Douwe Egberts Tau B.V.                                          Netherlands

Douwe Egberts UK Limited                                        United Kingdom

Douwe Egberts Van Nelle Coffee Systems Nederland B.V.           Netherlands

Douwe Egberts Van Nelle Participations B.V.                     Netherlands

Douwe Egberts Van Nelle Tabaksmaatschappij B.V.                 Netherlands

Douwe Egberts Van Nelle Tobacco Netherlands B.V.                Netherlands

Droste Administratie Maatschappij B.V.                          Netherlands

Droste Inkoop Maatschappij B.V.                                 Netherlands

Duyvis B.V.                                                     Netherlands

Duyvis Production B.V.                                          Netherlands

Earthgrains European Holdings, C.V.                             Holland

Earthgrains European Investments, B.V.                          Holland

Earthgrains Iberia Corporativa, S.L.                            Spain

Earthgrains Iberian Investments, S.L.                           Spain

Elbeo & Comandita                                               Portugal

Elbeo Limited                                                   England & Wales

Elbeo-Meias e Confecgoes, Lda                                   Portugal

Elyna 2 Sarl                                                    France

Eri Feine Schuhpflege Vertriebs GmbH                            Germany

Et G.Y. S.A.                                                    France

Euragral B.V.                                                   Netherlands

                                                                      EXHIBIT 21


Name                                                            Place of Incorporation
----                                                            ----------------------
EuroDough, S.A.S.                                               France

EuroGourmet, S.A.R.L.                                           France

Euro Maintenance et Hygiene, S.A.R.L.                           France

EuroRaulet, S.A.S.                                              France

EuroRol, S.A.S.                                                 France

EuroVita, S.A.S.                                                France

Fihomij B.V.                                                    Netherlands

Filodoro Calze S.p.A.                                           Italy

Finco                                                           France

Findeggo Investments B.V.                                       Netherlands

Findeggo Finance (Germany B.V.)                                 Netherlands

Fontane del Ducca S.r.l.                                        Italy

Franlouise SA                                                   Belgium

Fuller Brands B.V.                                              Netherlands

Fuller do Brazil Lar e Beleza Ltda.                             Brazil

Fujian Sara Lee Consumer Products Co. Ltd.                      China

GIE Alpina S.A.                                                 France

GIE G-SEC                                                       France

Godrej Sara Lee Limited                                         India

Gossard (Holdings) Limited                                      England

Gossard Finland Oy                                              Finland

Gossard GmbH                                                    Germany

                                                                      EXHIBIT 21

Name                                                            Place of Incorporation
----                                                            ----------------------
Gossard Italia Srl                                              Italy

Gossard S.A.S.                                                  France

Gossard Tekstil Sanayi Ve Ticaret Limited Sirketi               Turkey

Gossard Tunisie SARL                                            Tunisia

Gromtex S.A.                                                    Tunisia

Group Imperial France SARL (France)                             France

Hanes (UK) Limited                                              England & Wales

Hanes Brasil Industria E Comercio Ltda.                         Brazil

Hanes Caribe Inc.                                               Cayman Islands

Hanes Choloma, Ltd.                                             Cayman Islands

Hanes de Centroamerica S.A.                                     Guatemala

Hanes de El Salvador, S.A. de C.V.                              El Salvador

Hanes Deutschland GmbH                                          Germany

Hanes Dominican Inc.                                            Cayman Islands

Hanes France S.A.                                               France

Hanes Italia S.p.A.                                             Italy

Hanes Panama, Inc.                                              Panama

Hanes Printables Jamaica Ltd.                                   Jamaica

Hanes Tejidos Costa Rica S.A.                                   Costa Rica

Hanes U.K. Limited                                              United Kingdom

Hanes Underwear Jamaica                                         Jamaica


                                                                      EXHIBIT 21


Name                                                            Place of Incorporation
----                                                            ----------------------
Holding SL/DE Coffee & Tea Brazil Ltda.                         Brazil

HomeSafe Products (M) Sdn Bhd                                   Malaysia

House of Fuller, Argentina S.A.                                 Argentina

House of Fuller Holdings S. de RL de C.V.

House of Fuller, S.A. de C.V.                                   Mexico

Imperial Coordination Center N.V. (Belgium)                     Belgium

Imperial Holding N.V.                                           Belgium

Imperial Meat Products N.V.                                     Belgium

Imperial Tobacco Holdings (Netherlands) B.V. (TP)               Netherlands

Inco Hellas AE                                                  Greece

Inden Bonen Holdings B.V. (TP)                                  Netherlands

Indumentaria Andina Sociedad Ancnina                            Argentina

Industria Textilera del Este, (ITE), S.A.                       Costa Rica

Industrias de Carnes Nobre S.A.                                 Portugal

Industrias de Confecciones Poliandy, S.A.                       Costa Rica

Industrias Internacionales de San Pedro, S. de R.L. de C.V.     Mexico

Industrias Mallorca S.A. de C.V.                                Mexico

Industries Morocaines De Lingerie S.A. "Imalinge"               Morocco

                                                                      EXHIBIT 21


Name                                                            Place of Incorporation
----                                                            ----------------------
Inmobiliaria Meck-Mex, S.A. de C.V.                             Mexico

Intec B.V.                                                      Netherlands

Inter Food Service Limited                                      England & Wales

Internacional Manufacturera S.A. de C.V.                        Mexico

International Underwear Ltd.                                    Morocco

Intervend Automaker B.V.                                        Netherlands

INTEX Dessous GmbH (Germany)                                    Germany

INTEX Textil-Vertriebsgesellschaft AG                           Switzerland

Isabella (Private) Ltd.                                         Sri Lanka

J.E. Morgan de Honduras, S.A.                                   Honduras

Jacqmotte B.V.                                                  Netherlands

Jacqmotte Limited                                               England & Wales

Jacqmotte N.V.                                                  Belgium

Jamlee Inc.                                                     Jamaica

Jamwear Ltd.                                                    Jamaica

Jareeporn Pranita Company Limited                               Thailand

Jogbra Honduras S.A.                                            Honduras

Justin Bridou SNC                                               France

Kaffehuset Friele A/S                                           Norway

Kayser (South Africa) (Proprietary) Limited                     South Africa

Kayser Boudor Limited                                           England

                                                                      EXHIBIT 21

Name                                                  Place of Incorporation
----                                                  ----------------------
Kir Alimentos, S. de R.L. de C.V.                     Mexico

Kiwi (EA) Limited                                     United Kingdom

Kiwi Manufacturing Sdn Bhd                            Malaysia

Kiwi (Nigeria) Limited                                Nigeria

Kiwi (PI) Pty Ltd.                                    Australia

Kiwi (Thailand) Limited                               Thailand

Kiwi Brands (N.Z.) Ltd.                               New Zealand

Kiwi Brands (Private) Limited                         Zimbabwe

Kiwi Brands (Uganda) Limited                          Uganda

Kiwi Brands Ltd.                                      Kenya

Kiwi Brands Tianjin Co. ltd.                          China

Kiwi European Holdings B.V.                           Netherlands

Kiwi Holdings Ltd.                                    United Kingdom

Kiwi Holding S.N.C.                                   France

Kiwi International Pte. Ltd.                          Singapore

Kiwi TTK Limited (India)                              India

                                                                      EXHIBIT 21

Name                                                  Place of Incorporation
----                                                  ----------------------
Kjopmanskredit A/S                                    Norway

Koninklijke Douwe Egberts B.V.                        Netherlands

Kortman Intradal B.V.                                 Netherlands

KOSL et Cie SNC                                       France

KRS S.A.                                              Tunisia

Laguna Realty Corporation                             Hong Kong

Lassie B.V.                                           Netherlands

Leiber Tunisie SARL                                   Tunisia

Les Fines Tranches SNC                                France

Les Salaisons Reunies SNC                             France

Liabel S.p.A.                                         Italy

Lovable Benelux B.V.                                  Netherlands

Lovable Design GmbH                                   Germany

Lovable France SARL                                   Italy

Lovable Italiana International Limited                England

Lovable Italiana S.p.A.                               Italy

Lovable Ltd.                                          United Kingdom

Macanie (London) Limited                              England

Madero Internacional, S. de R.L. de C.V.              Mexico

Magellan Industries PLC                               England

Magellan Management Limited                           England

Maktonderzoekbureau Haped B.V.                        Netherlands

                                                                      EXHIBIT 21

Name                                                  Place of Incorporation
----                                                  ----------------------
Manifattura Filodoro S.r.l.                           Italy

Manufacturera Ciebena, S.A.                           Honduras

Manufacturera Cortez, S. de R.L.                      Honduras

Manufacturera de Cartago, S.A.                        Costa Rica

Marander Assurantie Compagnie B.V.                    Netherlands

Marcel Marie S.A.                                     France

Marcilla Coffee Systems S.A.                          Spain

Marketing-en Verkoopmaatschappij Stegeman B.V.        Netherlands

Marticake de Portugal Produtos de
Pasteleria e Confeitaria, S.A.                        Portugal

Medeiros 3484 S.A.                                    Argentina

Meester B.V.                                          Netherlands

Meester Stegeman C.V.                                 Netherlands

Merrild Kaffe A/S                                     Denmark

Merrild Koffee Systems AB                             Sweden

Metrolab Industries, Inc.                             Philippines

Mexican Traders, S.A. de C.V.                         Mexico

Monclova Internacional, S. de R.L. de C.V.            Mexico

Natal Textiles (Proprietary) Limited                  South Africa

Natrena B.V.                                          Netherlands

Naturcare Japan Ltd.                                  Japan

New Way Packaged Products Limited                     England & Wales

                                                                      EXHIBIT 21

Name                                                  Place of Incorporation
----                                                  ----------------------
Nicholabs (Pty.) Ltd.                                 South Africa

Nicholas Laboratories (E.A.) Limited                  Kenya

Nistria Dieetvleewaren B.V.                           Netherlands

Notable Industrias Colon S.A. de C.V.                 Mexico

Nuage Cosmetics (Botswana)(Pty) Ltd.                  Botswana

Nuage Cosmetics (Pty) Ltd.                            South Africa

Nutri-Metics (Brunei) Sdn Bhd International           Brunei

Nutri-Metics France SNC                               France

Nutri-Metics Holdings France SNC                      France

Nutri-Metics International (Brunei) Sdn Bhd           Brunei

Nutri-Metics International (Canada) Inc.              Canada

Nutri-Metics International (Espana) S.A.              Spain

Nutri-Metics International (Greece) AE                Greece

Nutri-Metics International (Hong Kong) Ltd.           Hong Kong

Nutri-Metics International (Ireland) Ltd.             Ireland

Nutri-Metics International (Mexico) SA de CV          Mexico

Nutri-Metics International (NZ) Ltd.                  New Zealand

Nutri-Metics International (Portugal) Lda.            Portugal

Nutri-Metics International (Singapore) Pte Ltd.       Singapore

Nutri-Metics International (Thailand) Ltd.            Thailand

Nutri-Metics International (UK) Ltd.                  United Kingdom

Nutri-Metics International Commercial
Import-Export S.A.                                    Greece

                                                                      EXHIBIT 21

Name                                                  Place of Incorporation
----                                                  ----------------------
Nutri-Metics Worldwide Malaysia Sdn Bhd               Malaysia

Opus Chemical AB                                      Sweden

PAMYC S.A. de C.V.                                    Mexico

Panusa S.L.                                           Spain

Penn Asia Company Limited                             Hong Kong

Penn China Limited                                    Hong Kong

Penn Fabrics (Hong Kong) Limited                      Hong Kong

Penn Fabrics (Jiangsu) Company Limited                Hong Kong

Penn Italia S.R.L.                                    Italy

Penn Sedespa SA                                       Spain

Pervez Industrial Corporation Limited                 Pakistan

Philippe Matignon S.A.                                France

Pierre Yves Fshion                                    Belgium

Pimad, S.A.                                           Spain

Playtex Dominicana SA                                 Dominican Republic

Playtex France S.A.                                   France

Playtex Investments Europe S.A.                       France

Playtex Limited                                       England & Wales

Playtex Trading Limited                               England & Wales

Plustex B.V.                                          Netherlands

Plustex S.A.                                          Belgium

                                                                      EXHIBIT 21

Name                                                  Place of Incorporation
----                                                  ----------------------
Pontual Comericio de Cafe Ltda.                       Brazil

Porta Blu S.r.l.                                      Italy

Pretty Polly Pension Trustee Limited                  England & Wales

Probemex, S.A. de C.V.                                Mexico

Products Suppliers A.G.                               Switzerland

P.T. Bina Impian Makmur                               Indonesia

P.T. Kiwi Brands Indonesia                            Indonesia

P.T. Premier Ventures Indonesia                       Indonesia

P.T. Sara Lee Bakery Indonesia                        Indonesia

P.T. Sara Lee Bakery Niaga Indonesia                  Indonesia

P.T. Sara Lee Body Care Indonesia Tbk                 Indonesia

P.T. Sara Lee Household Indonesia                     Indonesia

P.T. Sara Lee Indonesia                               Indonesia

P.T. Suria Yozani                                     Indonesia

PTX Tunisia S.A.                                      Tunisia

Quesos la Caperucita, S.A. de C.V.                    Mexico

Recartran, S.L.                                       Spain

Reposteria Martinez Canarias, S.L.                    Spain

Rinbros S.A. de C.V.                                  Mexico

                                                                      EXHIBIT 21

Name                                                  Place of Incorporation
----                                                  ----------------------
Robert Usher & Co., Limited                           Ireland

Roger de Lyon Charcutier S.A.                         France

Roger de Lyon SNC                                     France

Roux Soignat S.A.                                     France

S.M. Company Limited                                  Ireland

S.N. Degoisey S.A.                                    France

S.N. Fibers Ltd.                                      Israel

Santora Kaffee GmgH                                   Austria

Sara Lee (Ireland) Limited                            Ireland

Sara Lee (South Africa) (Pty.) Ltd.                   South Africa

Sara Lee (UK Investments) Limited                     United Kingdom

Sara Lee Acquisition Limited                          England & Wales

Sara Lee Apparel (Australia) Pty Ltd.                 Australia

Sara Lee Apparel (NZ) Ltd.                            New Zealand

Sara Lee Argentina S.A.                               Argentina

Sara Lee Austria Gesellschaft mbH                     Austria

Sara Lee Australia Pty. Ltd.                          Australia

Sara Lee Bakery B.V.                                  Netherlands

Sara Lee Bakery India Ltd.                            India

Sara Lee Bakery India Private Limited                 India

                                                                      EXHIBIT 21


Name                                                            Place of Incorporation
----                                                            ----------------------
Sara Lee Bakery Italy Srl                                       Italy

Sara Lee Bakery Malaysia Sdn Bhd                                Malaysia

Sara Lee Bakery Thailand Limited                                Thailand

Sara Lee Bodycare Indonesia                                     Indonesia

Sara Lee Branded Apparel Espana, S.L.                           Spain

Sara Lee Branded Apparel Italia S.p.A.                          Italy

Sara Lee Branded Apparel S.A.                                   France

Sara Lee Brasil Ltda                                            Brazil

Sara Lee Cafes do Brasil Ltd.                                   Brazil

Sara Lee of Canada NS ULC                                       Nova Scotia

Sara Lee Charcuterie, S.A.                                      France

Sara Lee Chile S.A.                                             Chile

Sara Lee Coffee & Tea Limited                                   Canada

Sara Lee Coffee & Tea (Australia) Pty Ltd.                      Australia

Sara Lee Coffee & Tea (NZ) Ltd.                                 New Zealand

Sara Lee Coffee and Tea (Thailand) Limited                      Thailand

Sara Lee Coffee Systems Ltd.                                    Canada

Sara Lee Columbia S.A.                                          Columbia

Sara Lee Comercial Limitada                                     Chile

Sara Lee de Costa Rica, S.A.                                    Costa Rica

Sara Lee Credit Corporation of Canada Ltd.                      Canada

                                                                      EXHIBIT 21


Name                                                            Place of Incorporation
----                                                            ----------------------
Sara Lee/DE Antilles N.V.                                       Netherlands Antilles

Sara Lee Direct Marketing S.A.                                  France

Sara Lee Direct Marketing UK Ltd                                United Kingdom

Sara Lee Employee Share Plan Pty Ltd.                           Australia

Sara Lee Europe Holdings S.A.R.L.                               Luxembourg

Sara Lee Europe Direct Marketing S.A.                           France

Sara Lee Export B.V.                                            Netherlands

Sara Lee Finance Italy S.p.A.                                   Italy

Sara Lee Finance Luxembourg S.A.R.L.                            Luxembourg

Sara Lee Finance U.K.                                           United Kingdom

Sara Lee Food Holdings Pty. Ltd.                                Australia

Sara Lee Foreign Sales Corporation                              Barbados

Sara Lee France Finance S.A.                                    France

Sara Lee France SNC                                             France

Sara Lee Germany GmbH                                           Germany

Sara Lee H&BC Trustees Limited                                  United Kingdom

Sara Lee Holding Corporation Limited                            Canada

Sara Lee Holdings (NZ) Ltd.                                     New Zealand

Sara Lee Holdings S.A. of Participations                        Greece

Sara Lee Hellas Holdings                                        Greece

Sara Lee Hong Kong Limited                                      Hong Kong

Sara Lee Hosiery Canada Ltd.                                    Canada

Sara Lee Household & Body Care (Australia) Pty Ltd.             Australia

                                                                      EXHIBIT 21


Name                                                            Place of Incorporation
----                                                            ----------------------
Sara Lee Household & Body Care (NZ) Ltd.                        New Zealand

Sara Lee Household & Body Care Belgium N.V. / S.A.              Belgium

Sara Lee Household & Body Care do Brasil Ltda.                  Brazil

Sara Lee Household & Body Care Deutschland GmbH                 Germany

Sara Lee Household & Body Care France S.N.C.                    France

Sara Lee Household & Body Care Italy S.p.A.                     Italy

Sara Lee Household & Body Care Ltd.                             United Kingdom

Sara Lee Household & Body Care Malawi Limited                   Malawi

Sara Lee Household & Body Care Netherland B.V.                  Netherlands

Sara Lee Household & Body Care Osterreich GmbH                  Austria

Sara Lee Household & Body Care Portugal                         Portugal

Sara Lee Household & Body Care Research B.V.                    Netherlands

Sara Lee Household & Body Care Schweiz A.G.                     Switzerland

Sara Lee Household & Body Care UK Limited                       United Kingdom

Sara Lee Household & Body Care Zambia Limited                   Zambia

Sara Lee Household & Body Care Zimbabwe (Private) Ltd.          Zimbabwe

Sara Lee Household & Personal Care Products S.A.                Greece

Sara Lee Household and Body Care Hellas AE                      Greece

                                                                      EXHIBIT 21


Name                                                            Place of Incorporation
----                                                            ----------------------
Sara Lee Household and Body Care Italy Spa                      Italy

Sara Lee Household and Body Care Poland Sp z.o.o.               Poland

Sara Lee Household and Body Care (Uganda) Ltd.                  Uganda

Sara Lee Hungary Coffee and Tea Trading L.L.C.                  Hungary

Sara Lee Hungary Kave es Tea Kft.                               Hungary

Sara Lee Intimates de Villanueva S.A. - Partnership             Honduras

Sara Lee Intimates El Salvador, S.A. de C.V.                    El Salvador

Sara Lee Intimates Villanueva S.A. de C.V.                      Honduras

Sara Lee Japan Ltd.                                             Japan

Sara Lee Kave es Tea Elelmiszer Feldolgozo                      Hungary

Sara Lee Knit Products de Mexico, S. de R.L. de C.V.            Mexico

Sara Lee Knit Products Europe B.V.B.A.                          Belgium

Sara Lee Knit Products Mexico SA de CV                          Mexico

Sara Lee Mauritius Holding Private Ltd.                         Mauritius

Sara Lee Maquiladora Holdings, S. de R.L. de C.V.               Mexico

Sara Lee Malaysia SDN BHD                                       Malaysia

Sara Lee Meats (Netherlands) B.V.                               Netherlands

Sara Lee Meats Europe B.V.                                      Mexico

Sara Lee Meats Germany GmbH                                     Germany

Sara Lee Mexicana Holdings, S. de R.L. de C.V.                  Mexico

Sara Lee Mexicana S.A. de C.V.                                  Mexico

                                                                      EXHIBIT 21


Name                                                            Place of Incorporation
----                                                            ----------------------
Sara Lee Moda Femenina, S.A. de C.V.                            Mexico

Sara Lee of Canada Holding Corporation Limited                  Canada

Sara Lee of Canada Limited Partnership                          Canada

Sara Lee of Canada NS ULL                                       Canada

Sara Lee Personal Products (Fiji) Ltd.                          Fiji

Sara Lee Personal Products Colombia, S.A.                       Colombia

Sara Lee Personal Products Espana S.L.                          Spain

Sara Lee Personal Products GmbH                                 Germany

Sara Lee Personal Products Pty. Ltd.                            Australia

Sara Lee Personal Products Venezuela                            Venezuela

Sara Lee Philippines Inc.                                       Philippines

Sara Lee Singapore Pte. Ltd.                                    Singapore

Sara Lee Slovakia, S.r.o.                                       Slovak Republic

Sara Lee Sock Mexico, S.A. de C.V.                              Mexico

Sara Lee Sourcing Asia, Ltd.                                    Hong Kong

Sara Lee Southern Europe, S.L.                                  France

Sara Lee Southern (Spain) Europe, S.L.                          Spain

Sara Lee Taiwan, Ltd.                                           Taiwan

Sara Lee (Thailand) Ltd.                                        Thailand

Sara Lee Trading Limited                                        Thailand

                                                                      EXHIBIT 21


Name                                                            Place of Incorporation
----                                                            ----------------------
Sara Lee TTK Limited                                            India

Sara Lee UK Holdings PLC                                        United Kingdom

Sara Lee/DE Trading Antilles N.V.                               Curacao

Sara Lee/DE (Deutschland) GmbH                                  Germany

Sara Lee/DE (Schweiz) AG                                        Switzerland

Sara Lee/DE Beheersmaatschappij B.V.                            Netherlands

Sara Lee/DE Clearing B.V.                                       Netherlands

Sara Lee/DE Espana S.A.                                         Spain

Sara Lee/DE Finance B.V.                                        Netherlands

Sara Lee/DE Finance C.V.                                        Netherlands

Sara Lee/DE Finance N.V.                                        Curacao

Sara Lee/DE Finance S.E.P.                                      Curacao

Sara Lee/DF Finance (Antilles) N.V.                             Netherland Antilles

Sara Lee/DE Financieringsmaatschappij B.V.                      Netherlands

Sara Lee/DE France SNC                                          France

Sara Lee/DE Holding GmbH                                        Germany

Sara Lee/DE Holdings (South Africa) (Pty) Limited               South Africa

Sara Lee/DE Investments (Antilles) N.V.                         Netherland Antilles

Sara Lee/DE Nordic Finance K/S                                  Denmark

Sara Lee/DE N.V.                                                Netherlands

                                                                      EXHIBIT 21


Name                                                            Place of Incorporation
----                                                            ----------------------
Sara Lee/DE Osterreich GmbH                                     Austria

Sara Lee/DE Scandic K/S                                         Denmark

Sara Lee/DE Switzerland                                         Switzerland

Sara Lee/DE Trading (Antilles) N.V.                             Curacao

Sara Lee/DE Trading (Antilles) N.V.                             Netherlands

Sara Lee/DE Vermogensverwaltung GmbH                            Germany

Sara Lee/DE Verwaltungs GmbH                                    Germany

Saramar Europe B.V.                                             Netherlands

SATG Management Services (Proprietary) Limited                  South Africa

SBB S.A.                                                        France

SCI NOMACO                                                      France

SDP Rungis S.A.                                                 France

SEC S.A.                                                        France

Seleccion Reposteria, S.L.                                      Spain

SERRA Sarl                                                      France

Servicios Administrativos Sara Lee, S.A. de C.V.                Mexico

Shanghai Minhang United Development Co. Ltd.                    China

Siamcona (Thailand) Ltd.                                        Thailand

Siamcona Ltd.                                                   Thailand

SLI Compania de Servicios Administrativos S.A.                  Costa Rica

Slimline (Private) Limited                                      Sri Lanka

                                                                      EXHIBIT 21


Name                                                            Place of Incorporation
----                                                            ----------------------
SLKP Compania de Servicios Administrativos S.A.                 Costa Rica

SLKP Compania de Servicios                                      Costa Rica

SLPP Hallas                                                     Greece

SLPP Taiwan                                                     Taiwan

Societe Civile Immobiliere Nomaco                               France

Societe de Boyauderies de Belley S.A.                           France

Societe De Lingerie Intrigue S.A. (Intrigue)                    Morocco

Societe Fashion Apparel S.A.                                    Morocco

Societe Georges Rech                                            France

Societe Industrielle Chellah Confection S.A. "Chelco"           Morocco

Societie des Salaisons i.e. Balarod                             France

Socks Dominicana S.A.                                           Dominican Republic

Sol Y Oro                                                       Argentina

Soluzioni Win Win S.P.A.                                        Italy

Spring City de Honduras, S.A.                                   Honduras

Stichting Administratie Kantoor Douwe Egberts Sara Lee          Netherlands

Stegeman B.V.                                                   Netherlands

Strozzi GmbH                                                    Germany

                                                                      EXHIBIT 21

Name                                                            Place of Incorporation
----                                                            ----------------------
Supan, S.A.                                                     Spain

Swissgarde (Proprietary) Limited                                South Africa

Swissgarde (Kenya) Ltd.                                         Kenya

Swissgarde (Zambia) (Pty) Ltd.                                  Zambia

Swissgarde (Lesotho) (Pty) Ltd.                                 Lesotho

Swissgarde (Namibia) (Pty) Ltd.                                 Namibia

Swissgarde (Tanzania) Ltd.                                      Tanzania

Swissgarde (Uganda) Ltd.                                        Uganda

Taesa, S. de R.L. de C.V.                                       Mexico

Tana BV                                                         Netherlands

Tana Canada Incorporated                                        Canada

Tana Scandinavia A/S                                            Denmark

Tana Schuhpflege AG                                             Switzerland

Taylor Merrymade Limited                                        England

Telec A.G.                                                      Switzerland

Temana International Limited                                    United Kingdom

Textile Tropicales Costa Rica                                   Costa Rica

Textiles Tropicales, S.A.                                       Costa Rica

Textilera S&R, S.A.                                             Costa Rica

Textrade                                                        Israel

The Hardwood Honduras Companies, S. de R.L. de C.V.             Honduras

                                                                      EXHIBIT 21

Name                                                            Place of Incorporation
----                                                            ----------------------
The Sara Lee Bakery (Australia) Pty. Ltd.                       Australia

Tomten A/S                                                      Norway

Tradi Charcuterie S.A.                                          France

Tradi France S.A.                                               France

Trading Company limited by Shares                               Hungary

Tricotbest B.V.                                                 Netherlands

Tricotbest Ceska Republica spol. SRO                            Czech Republic

Tricotbest CSFR                                                 Czech Republic

Tricotbest GmbH                                                 Germany

Tricotbest Hungaria Kft.                                        Hungary

Tricotbest Polska sp. z.o.o.                                    Poland

Tricotbest Slovensko s.r.o.                                     Slovak Republic

Tuxan Schuhpflegemittel GmbH                                    Austria

UK Limited                                                      England & Wales

Underwear Ltd.                                                  Malta

Uninex S.A.                                                     Uruguay

Unitas Investments (Proprietary) Limited                        South Africa

Van Nelle Holding (Germany) GmbH                                Germany

Vatter GmbH Rheine                                              Germany

Vatter Produktions GmbH                                         Germany

Vatter Services s.r.o.                                          Czech Republic

Vatter Slovensko spol. s.r.o.                                   Slovak Republic

Vermere                                                         France

                                                                      EXHIBIT 21


Name                                                            Place of Incorporation
----                                                            ----------------------
Vereninging Bedrijfsbrandweer Douwe Egberts Utrecht             Netherlands

Vleeswarenverwerkingsindustrie Boers N.V.                       Netherlands

Wijnhandel Jan van Goyen B.V.                                   Netherlands

Wilco Conserven B.V.                                            Netherlands

Wilkinson & Riddell (Holdings) Limited                          England

Zwanenberg de Mexico, S.A. de C.V.                              Mexico

Zwarti KAT BVBA                                                 Belgium